Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Flagstone Reinsurance Holdings, S.A.
37 Val St André, L-1128
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 273 515 15

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC")
pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			3
I.	Financial Highlights		4
II.	Income Statements
	a.	Consolidated Statements of (Loss) Income - Quarterly	5
	b.	Segment Reporting	6
	c.	Gross Premiums Written by Line of Business and Geographic Area of Risk	7
III.	Consolidated Balance Sheets		8
IV.	Investment Portfolio Composition		9
V.	Loss Reserve - Paid to Incurred Analysis		10
VI.	Share Analysis
	a.	Capitalization	11
	b.	Earnings Per Common Share Information - As Reported	12
	c.	Basic and Diluted Book Value Per Common Share Analysis	13
VII.	Mont Fort Consolidation
	a.	Balance Sheet Consolidation	14
	b.	Income Statement Consolidation	15
VIII.	Non-GAAP Financial Measure Reconciliation		16

FLAGSTONE REINSURANCE HOLDINGS, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; our ability to raise capital on favorable terms or at all; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

On March 20, 2011, Moody’s Investors Service placed the financial strength rating of the Company and its principal subsidiary, Flagstone Suisse, under review. On March 31, 2011, Fitch Ratings re-affirmed the A- insurer financial strength of Flagstone Suisse and revised its outlook to negative. On April 12, 2011, A.M. Best Co. re-affirmed the A- financial strength rating of Flagstone Suisse and revised its outlook to negative. Currently, the majority of Flagstone Suisse reinsurance contracts permit cancellation if its financial strength rating is downgraded below A- by A.M. Best Co. A downgrade by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as negative consequences for our results of operations, cash flows, competitive position and business prospects. In light of the foregoing and the low investment return environment, the losses associated with catastrophic events and reductions in our reserves during the first quarter of 2011, there may potentially exist the situation where it is necessary to raise additional capital in the future to maintain our historical volume of business, write new business successfully or invest in our existing businesses and maintain our financial strength ratings or otherwise manage our business and respond to competitive pressures in our industry. Raising capital may include public or private debt or equity financings, the acquisition or disposition of assets or businesses, financing through special purpose entities or strategic transactions. Our ability to raise capital on acceptable terms or at all is not assured and will depend on our financial condition, our financial strength ratings, market conditions at the time and other matters beyond our control. Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not be downgraded in the future by any of these agencies.

Because the Company’s financial strength ratings are under review or on negative outlook and due to the low returns environment, the losses associated with catastrophic events and a reduction in our reserves (as previously disclosed), the Company may need to raise additional capital in order to continue our business at current levels as described above.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER COMMON SHARE

Diluted net operating income per common share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended March 31,
	2011	2010

Gross premiums written	$422,151	$400,202
Net premiums written	$282,160	$323,781
Net premiums earned	$250,489	$216,815
Net investment income	$9,432	$7,285
Net (loss) income attributable to Flagstone	$(161,220)	$31,504
Net operating (loss) income (1)	$(161,489)	$12,079
Comprehensive (loss) income attributable to Flagstone	$(158,343)	$28,307
Cash flow from operating activities	$41,968	$67,501
Loss and loss adjustment expense reserves	$1,047,674	$540,528
Flagstone shareholders’ equity	$968,793	$1,207,601

PER COMMON SHARE AND COMMON SHARE DATA
Net (loss) income attributable to Flagstone per common share - Basic	$(2.32)	$0.38
Net (loss) income attributable to Flagstone per common share - Diluted	$(2.32)	$0.38
Diluted net operating (loss) income per common share (1)	$(2.33)	$0.15
Weighted average common shares outstanding - Basic	69,351,852	82,558,971
Weighted average common shares outstanding - Diluted	69,351,852	82,741,580
Basic book value per common share	$13.77	$15.04
Diluted book value per common share	$13.34	$14.25
Diluted book value per common share plus accumulated distributions (2)	$13.94	$14.67
Distributions declared per common share (2)	$0.04	$0.04

FINANCIAL RATIOS
Change in diluted book value per share (3)	(13.7)%	2.3%

Loss ratio	139.6%	58.8%
Acquisition cost ratio	20.7%	19.8%
General and administrative expense ratio	10.0%	19.0%
Combined ratio	170.3%	97.6%

INVESTMENT DATA
Total assets	$3,025,662	$2,817,419
Total cash and investments (4)	$2,021,752	$1,985,038

 (1)Net operating (loss) income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains) and non-recurring items.

 (2)Distributions declared per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(3)Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share in the period plus distributions declared.
 (4)Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net receivable for investments purchased.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY (Unaudited)

	Three months ended					Year ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2010
REVENUES
Gross premiums written	$422,151	$142,388	$185,649	$369,611	$400,202	$1,097,850
Premiums ceded	(139,991)	(35,533)	(26,273)	(75,769)	(76,421)	(213,996)
Net premiums written	282,160	106,855	159,376	293,842	323,781	883,854
Change in net unearned premiums	(31,671)	97,641	39,318	(61,763)	(106,966)	(31,770)
Net premiums earned	250,489	204,496	198,694	232,079	216,815	852,084
Net investment income	9,432	8,490	7,488	8,219	7,285	31,482
Net realized and unrealized gains (losses) - investments	10,904	6,464	40,165	(12,671)	9,811	43,769
Net realized and unrealized (losses) gains - other	(690)	3,072	7,677	(1,966)	5,658	14,441
Other income	4,611	6,188	1,785	6,531	11,041	25,545
Total revenues	274,746	228,710	255,809	232,192	250,610	967,321

EXPENSES
Loss and loss adjustment expenses	349,749	131,805	119,089	151,863	127,379	530,136
Acquisition costs	51,756	45,784	30,615	45,584	42,837	164,820
General and administrative expenses	28,098	33,807	46,001	38,576	35,964	154,348
Stock based compensation expense	(3,005)	4,651	3,337	4,146	5,211	17,345
Interest expense	2,946	2,603	2,690	2,545	2,514	10,352
Net foreign exchanges losses (gains)	9,945	(541)	17,072	(7,856)	(3,956)	4,719
Total expenses	439,489	218,109	218,804	234,858	209,949	881,720

(Loss) income before income taxes and interest in earnings of equity investments	(164,743)	10,601	37,005	(2,666)	40,661	85,601
Recovery (provision) for income tax	4,632	8,309	(966)	(438)	(2,852)	4,053
Interest in earnings of equity investments	(285)	(334)	(364)	(283)	(259)	(1,240)
Net (loss) income	(160,396)	18,576	35,675	(3,387)	37,550	88,414
Less: (Income) loss attributable to noncontrolling interest	(824)	(3,526)	1,586	16,656	(6,046)	8,670
NET (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(161,220)	$15,050	$37,261	$13,269	$31,504	$97,084

Net (loss) income	$(160,396)	$18,576	$35,675	$(3,387)	$37,550	$88,414
Change in currency translation adjustment	2,877	136	5,352	(1,184)	(3,697)	607
Change in defined benefit pension plan obligation	-	5	83	(397)	500	191
Comprehensive (loss) income	(157,519)	18,717	41,110	(4,968)	34,353	89,212
Less: Comprehensive (loss) income attributable to noncontrolling interest	(824)	(3,526)	1,586	16,656	(6,046)	8,670
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(158,343)	$15,191	$42,696	$11,688	$28,307	$97,882

KEY RATIOS
Loss ratio	139.6%	64.5%	59.9%	65.4%	58.8%	62.2%
Acquisition cost ratio	20.7%	22.4%	15.4%	19.6%	19.8%	19.3%
General and administrative expense ratio (1)	10.0%	18.8%	24.8%	18.4%	19.0%	20.1%
Combined ratio	170.3%	105.7%	100.1%	103.4%	97.6%	101.6%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	69,351,852	75,050,491	77,631,156	79,479,918	82,558,971	78,656,688
Weighted average common shares outstanding - Diluted (2)	69,351,852	75,249,804	77,772,847	79,613,131	82,741,580	78,880,590

Net (loss) income attributable to Flagstone per common share - Basic	$(2.32)	$0.20	$0.48	$0.17	$0.38	$1.23
Net (loss) income attributable to Flagstone per common share - Diluted	$(2.32)	$0.20	$0.48	$0.17	$0.38	$1.23

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SEGMENT REPORTING (Unaudited)

	Three months ended March 31, 2011					Three months ended March 31, 2010
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$366,702	$48,530	$20,946	$(14,027)	$422,151	$342,692	$52,189	$17,762	$(12,441)	$400,202
Premiums ceded	(118,761)	(20,526)	(14,731)	14,027	(139,991)	(66,855)	(11,605)	(10,402)	12,441	(76,421)
Net premiums written	247,941	28,004	6,215	-	282,160	275,837	40,584	7,360	-	323,781
Net premiums earned	$212,292	$37,827	$370	$-	$250,489	$178,971	$35,688	$2,156	$-	$216,815
Other related income	469	948	7,303	(4,504)	4,216	470	8,644	5,606	(3,884)	10,836
Loss and loss adjustment expenses	(310,899)	(38,414)	(436)	-	(349,749)	(97,558)	(29,428)	(393)	-	(127,379)
Acquisition costs	(42,347)	(9,386)	(4,527)	4,504	(51,756)	(33,735)	(8,994)	(3,992)	3,884	(42,837)
General and administrative expenses (2)	(17,170)	(5,715)	(2,208)	-	(25,093)	(34,057)	(4,942)	(2,176)	-	(41,175)
Underwriting (loss) income	$(157,655)	$(14,740)	$502	$-	$(171,893)	$14,091	$968	$1,201	$-	$16,260
Loss ratio (3)	146.4%	101.6%	5.7%		139.6%	54.5%	82.5%	5.1%		58.8%
Acquisition cost ratio (3)	19.9%	24.8%	59.0%		20.7%	18.8%	25.2%	51.4%		19.8%
General and administrative expense ratio (3)	8.1%	15.1%	28.8%		10.0%	19.0%	13.8%	28.0%		19.0%
Combined ratio (3)	174.4%	141.5%	93.5%		170.3%	92.3%	121.5%	84.5%		97.6%
Total assets	$2,604,508	$319,545	$101,609		$3,025,662	$2,514,019	$211,503	$91,897		$2,817,419

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended March 31,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$201,862	47.8%	$208,256	52.1%
Property	83,316	19.7%	71,586	17.9%
Short-tail specialty and casualty	116,027	27.5%	102,598	25.6%
Island Heritage
Insurance	20,946	5.0%	17,762	4.4%
Total	$422,151	100%	$400,202	100.0%

	Three months ended March 31,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$23,599	5.6%	$22,111	5.5%
Europe	81,819	19.4%	77,082	19.3%
Japan and Australasia	43,852	10.4%	20,007	5.0%
North America	125,654	29.8%	139,087	34.8%
Worldwide risks (4)	122,679	29.0%	119,021	29.7%
Other	24,548	5.8%	22,894	5.7%
Total	$422,151	100.0%	$400,202	100.0%

(1)	Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2)	Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3)	Includes gross premiums written relating to the Island Heritage segment.
(4)	Includes contracts that cover risks in two or more geographic zones.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,358,230	$1,473,863	$1,563,469	$1,423,573	$1,199,577
Short term investments, at fair value	18,046	14,251	19,469	30,320	310,061
Other investments	121,721	120,047	108,855	98,200	56,607
Total investments	1,497,997	1,608,160	1,691,793	1,552,093	1,566,245

Cash and cash equivalents	397,090	345,705	308,962	370,588	412,441
Restricted cash	55,871	43,413	51,266	24,742	24,293
Premium balances receivable	438,426	318,455	403,861	502,476	386,831
Unearned premiums ceded	147,827	68,827	90,084	120,555	83,125
Reinsurance recoverable	90,017	28,183	27,834	22,589	22,213
Accrued interest receivable	14,139	15,599	14,007	13,723	9,475
Receivable for investments sold	75,574	1,795	26,321	19,443	41,104
Deferred acquisition costs	73,905	65,917	74,779	78,582	66,057
Funds withheld	25,256	25,934	25,806	27,709	23,934
Goodwill	16,474	16,381	16,405	16,246	16,295
Intangible assets	32,256	31,549	31,963	31,756	33,528
Asset held for sale	2,300	2,300	11,000	-	-
Other assets	158,530	146,984	123,392	122,296	131,878
Total assets	$3,025,662	$2,719,202	$2,897,473	$2,902,798	$2,817,419

LIABILITIES
Loss and loss adjustment expense reserves	$1,047,674	$721,314	$683,278	$602,451	$540,528
Unearned premiums	492,748	378,804	497,011	557,207	466,022
Insurance and reinsurance balances payable	140,845	82,134	78,430	101,523	72,883
Payable for investments purchased	18,919	3,106	17,205	17,915	68,520
Long term debt	252,174	251,122	251,472	249,647	251,309
Other liabilities	88,311	86,127	87,688	69,959	49,710
Total liabilities	2,040,671	1,522,607	1,615,084	1,598,702	1,448,972

EQUITY
Common voting shares	845	845	850	850	850
Common shares held in treasury, at cost	(162,146)	(178,718)	(92,177)	(77,351)	(53,351)
Additional paid-in capital	880,066	904,235	922,200	922,320	918,009
Accumulated other comprehensive loss	(3,301)	(6,178)	(6,319)	(11,754)	(10,173)
Retained earnings	253,329	414,549	399,499	362,238	352,266
Total Flagstone shareholders' equity	968,793	1,134,733	1,224,053	1,196,303	1,207,601
Noncontrolling interest in subsidiaries (1)	16,198	61,862	58,336	107,793	160,846
Total equity	984,991	1,196,595	1,282,389	1,304,096	1,368,447
Total liabilities and equity	$3,025,662	$2,719,202	$2,897,473	$2,902,798	$2,817,419

Basic book value per common share	$13.77	$16.48	$15.93	$15.28	$15.04
Diluted book value per common share	$13.34	$15.51	$15.10	$14.47	$14.25
Debt to total capitalization (2)	20.7%	18.1%	17.0%	17.3%	17.2%

(1) Noncontrolling interest in subsidiaries includes Mont Fort Re (see Pages 14 and 15 for additional information), Island Heritage, and IAL King Air Limited (with effect from October 1, 2009).
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
U.S. government and agency securities	$214,748	14.3%	$271,836	16.9%	$272,798	16.1%	$265,010	17.1%	$427,731	27.3%
U.S. states and political subdivisions	26	0.0%	92	0.0%	1,605	0.1%	1,617	0.1%	2,206	0.1%
Other foreign governments	322,494	21.5%	285,925	17.8%	288,502	17.1%	255,975	16.5%	58,296	3.7%
Corporates	527,896	35.3%	602,544	37.5%	614,299	36.3%	580,712	37.4%	469,900	30.0%
Mortgage-backed securities	196,969	13.2%	222,857	13.9%	238,701	14.1%	161,830	10.4%	179,296	11.5%
Asset-backed securities	96,097	6.4%	90,608	5.6%	147,564	8.7%	158,429	10.2%	62,148	4.0%
Total fixed maturities	1,358,230	90.7%	1,473,862	91.7%	1,563,469	92.4%	1,423,573	91.7%	1,199,577	76.6%
Short term investments	18,046	1.2%	14,251	0.9%	19,469	1.2%	30,320	2.0%	310,061	19.8%
Total	1,376,276	91.9%	1,488,113	92.6%	1,582,938	93.6%	1,453,893	93.7%	1,509,638	96.4%
Other investments	121,721	8.1%	120,047	7.4%	108,855	6.4%	98,200	6.3%	56,607	3.6%
Total	$1,497,997	100.0%	$1,608,160	100.0%	$1,691,793	100.0%	$1,552,093	100.0%	$1,566,245	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$832,871	60.5%	$903,230	60.7%	$991,396	62.6%	$912,586	62.7%	$1,171,384	77.6%
AA	197,275	14.3%	193,302	13.0%	208,192	13.2%	182,548	12.6%	91,165	6.0%
A	223,549	16.3%	262,086	17.6%	270,537	17.1%	245,897	16.9%	168,916	11.2%
BBB	122,581	8.9%	129,495	8.7%	112,813	7.1%	112,862	7.8%	78,173	5.2%
Total	$1,376,276	100.0%	$1,488,113	100.0%	$1,582,938	100.0%	$1,453,893	100.0%	$1,509,638	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$50,149	3.6%	$39,909	2.7%	$46,198	2.9%	$60,357	4.2%	$424,133	28.0%
From one to five years	697,135	50.7%	836,825	56.2%	865,384	54.7%	800,159	55.0%	581,532	38.5%
From five to ten years	180,556	13.1%	202,136	13.6%	185,685	11.7%	187,742	12.9%	222,979	14.8%
Above ten years	155,370	11.3%	95,778	6.4%	99,406	6.3%	84,420	5.8%	38,575	2.6%
Asset-backed and mortgage-backed securities	293,066	21.3%	313,465	21.1%	386,265	24.4%	321,215	22.1%	242,419	16.1%
Total	$1,376,276	100.0%	$1,488,113	100.0%	$1,582,938	100.0%	$1,453,893	100.0%	$1,509,638	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$46,331		$39,993		$28,471		$22,818		$5,734
Catastrophe bonds	72,327		76,691		76,798		71,422		46,600
Equity securities	268		283		172		182		212
Other investments	2,795		3,080		3,414		3,778		4,061
Total	$121,721		$120,047		$108,855		$98,200		$56,607

FLAGSTONE REINSURANCE HOLDINGS, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended March 31, 2011			Three months ended December 31, 2010			Three months ended September 30, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$721,314	$(28,183)	$693,131	$683,278	$(27,834)	$655,444	$602,451	$(22,589)	$579,862

Incurred	413,219	(63,470)	349,749	135,129	(3,325)	131,804	124,636	(5,547)	119,089

Other (1)	5,573	(2,052)	3,521	6,345	393	6,738	22,586	(3,068)	19,518

Paid	(92,432)	3,688	(88,744)	(103,438)	2,583	(100,855)	(66,395)	3,370	(63,025)

End of period	$1,047,674	$(90,017)	$957,657	$721,314	$(28,183)	$693,131	$683,278	$(27,834)	$655,444

Paid to incurred percentage	22.4%	5.8%	25.4%	76.5%	77.7%	76.5%	53.3%	60.8%	52.9%

	Three months ended June 30, 2010			Three months ended March 31, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$540,528	$(22,213)	$518,315	$480,660	$(19,270)	$461,390

Incurred	154,838	(2,975)	151,863	134,801	(7,422)	127,379

Other (1)	(10,511)	1,018	(9,493)	(5,041)	2,101	(2,940)

Paid	(82,404)	1,581	(80,823)	(69,892)	2,378	(67,514)

End of period	$602,451	$(22,589)	$579,862	$540,528	$(22,213)	$518,315

Paid to incurred percentage	53.2%	53.1%	53.2%	51.8%	32.0%	53.0%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CAPITALIZATION (Unaudited)

	As at
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Long term debt	$252,174	$251,122	$251,472	$249,647	$251,309
Flagstone shareholders’ equity	968,793	1,134,733	1,224,053	1,196,303	1,207,601
Total capitalization	$1,220,967	$1,385,855	$1,475,525	$1,445,950	$1,458,910

Leverage ratio:
Debt to total capitalization	20.7%	18.1%	17.0%	17.3%	17.2%

		March 31, 2011		March 31, 2010
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$550,000	$406,588	$450,000	$394,521
Letter of credit facility (f)		$200,000	$32,306	$200,000	$32,306
Letter of credit facility (g)		$-	$-	$50,000	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc.  The drawn amount of the facility at December 31, 2010, was secured by $479.6 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc.  The drawn amount of the facility at December 31, 2010, was secured by $35.9 million of fixed maturity securities from the Company's investment portfolio.

(g) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas.  The BNP Facility had an initial term of one year and the Company decided to let the facility expire as per the terms of the agreement effective June 4, 2010.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended March 31,
	2011	2010

Net (loss) income attributable to Flagstone	$(161,220)	$31,504

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	69,351,852	82,558,971

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	-	182,609
Weighted average common shares outstanding - Diluted	69,351,852	82,741,580

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(2.32)	$0.38
Diluted	$(2.32)	$0.38

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$968,793	$1,134,733	$1,224,053	$1,196,303	$1,207,601
Cumulative distributions paid per outstanding common share (1)	0.60	0.56	0.52	0.48	0.44
Common shares outstanding	70,054,875	68,585,588	76,588,153	78,009,113	80,001,073
add in:
vested restricted share units	325,977	262,013	262,013	262,013	270,053
Total common shares and common share equivalents outstanding	70,380,852	68,847,601	76,850,166	78,271,126	80,271,126

Basic book value per common share	$13.77	$16.48	$15.93	$15.28	$15.04

Basic book value per common share plus accumulated distributions (1) (2)	$14.37	$17.04	$16.45	$15.76	$15.48

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$968,793	$1,134,733	$1,224,053	$1,196,303	$1,207,601
add in:
proceeds on exercise of warrant (3)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$968,793	$1,134,733	$1,224,053	$1,196,303	$1,207,601

Cumulative distributions paid per outstanding common share (1)	$0.60	$0.56	$0.52	$0.48	$0.44

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	70,380,852	68,847,601	76,850,166	78,271,126	80,271,126
add in:
vesting of performance share units	1,965,091	3,998,558	3,945,058	4,095,175	4,130,213
vesting of restricted share units	288,950	315,200	293,925	303,910	319,960
Diluted common shares outstanding	72,634,893	73,161,359	81,089,149	82,670,211	84,721,299

Diluted book value per common share	$13.34	$15.51	$15.10	$14.47	$14.25

Diluted book value per common share plus accumulated distributions (1) (2)	$13.94	$16.07	$15.62	$14.95	$14.67

Change in diluted book value per common share: Quarter	(14.0)%	2.7%	4.3%	1.5%	2.0%
Change in diluted book value per common share adjusted for distributions: Quarter (1) (4)	(13.7)%	3.0%	4.4%	1.9%	2.2%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (1) (4)	(13.7)%	12.1%	15.3%	17.5%	23.6%
Annualized change in diluted book value per common share adjusted for distributions since inception	6.8%	10.3%	10.2%	9.7%	9.8%

(1) Distributions paid per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(2) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(3) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(4) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share in the period plus distributions declared.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SUMMARY CONSOLIDATED BALANCE SHEET - MONT FORT (Unaudited)

	As at March 31, 2011
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,358,230	$-	$-	$1,358,230
Short term investments, at fair value	18,046	-	-	18,046
Other investments	123,270	-	(1,549)	121,721
Total investments	1,499,546	-	(1,549)	1,497,997

Cash and cash equivalents	378,831	18,259	-	397,090
Restricted cash	55,871	-	-	55,871
Premium balances receivable	452,990	13,565	(28,129)	438,426
Unearned premiums ceded	147,619	208	-	147,827
Reinsurance recoverable	89,844	173	-	90,017
Accrued interest receivable	14,139	-	-	14,139
Receivable for investments sold	75,574	-	-	75,574
Deferred acquisition costs	73,486	419	-	73,905
Funds withheld	25,256	-	-	25,256
Goodwill, intangibles and other assets	207,212	48	-	207,260
Asset held for sale	2,300	-	-	2,300
Due from related parties	272	(272)	-	-
Total assets	$3,022,940	$32,400	$(29,678)	$3,025,662

LIABILITIES
Loss and loss adjustment expense reserves	$1,047,281	$393	$-	$1,047,674
Unearned premiums	490,778	1,970	-	492,748
Insurance and reinsurance balance payable	142,579	26,397	(28,131)	140,845
Payable for investments purchased	18,919	-	-	18,919
Long term debt	252,174	-	-	252,174
Other liabilities	86,301	2,010	-	88,311
Total liabilities	2,038,032	30,770	(28,131)	2,040,671

EQUITY
Common voting shares	845	1,400	(1,400)	845
Common shares held in treasury	(162,146)	-	-	(162,146)
Additional paid-in capital	880,066	-	-	880,066
Accumulated other comprehensive loss	(3,301)	-	-	(3,301)
Retained earnings	253,246	230	(147)	253,329
Total Flagstone shareholders' equity	968,710	1,630	(1,547)	968,793
Noncontrolling interest in subsidiaries	16,198	-	-	16,198
Total equity	984,908	1,630	(1,547)	984,991
Total liabilities and equity	$3,022,940	$32,400	$(29,678)	$3,025,662

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SUMMARY CONSOLIDATED INCOME STATEMENTS - MONT FORT (Unaudited)

	Three months ended March 31, 2011
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
REVENUES
Gross premiums written	$422,151	$2,421	$(2,421)	$422,151
Premiums ceded	(140,158)	(2,254)	2,421	(139,991)
Net premiums written	281,993	167	-	282,160
Change in net unearned premiums	(32,321)	648	2	(31,671)
Net premiums earned	249,672	815	2	250,489
Net investment income	9,379	53	-	9,432
Net realized and unrealized gains (losses) - investments	11,023	(119)	-	10,904
Net realized and unrealized gains - other	(690)	-	-	(690)
Other income (loss)	4,752	(100)	(41)	4,611
Total revenues	274,136	649	(39)	274,746

EXPENSES
Loss and loss adjustment expenses	349,749	-	-	349,749
Acquisition costs	51,705	91	(40)	51,756
General and administrative expenses	25,070	23	-	25,093
Interest expense	2,946	-	-	2,946
Net foreign exchange losses (gains)	9,971	5	(31)	9,945
Total expenses	439,441	119	(71)	439,489

Income (loss) before income taxes and interest in earnings of equity investments	(165,305)	530	32	(164,743)
Provision for income tax	4,632	-	-	4,632
Interest in earnings of equity investments	(285)	-	-	(285)
Net income (loss)	(160,958)	530	32	(160,396)
Less: Loss attributable to noncontrolling interest	(824)	-	-	(824)
NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$(161,782)	$530	$32	$(161,220)

Net income (loss)	$(160,958)	$530	$32	$(160,396)
Change in currency translation adjustment	2877	-	-	2877
Comprehensive income (loss)	(158,081)	530	32	(157,519)
Less: Comprehensive (income) loss attributable to noncontrolling interest	(268)	-	(556)	(824)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$(158,349)	$530	$(524)	$(158,343)

KEY RATIOS
Loss ratio	140.1%			139.6%
Acquisition cost ratio	20.7%			20.7%
General and administrative expense ratio	10.0%			10.0%
Combined ratio	170.8%			170.3%

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING INCOME (Unaudited)

	Three months ended March 31,
	2011	2010

Net (loss) income attributable to Flagstone	$(161,220)	$31,504

ADJUSTMENTS FOR:
Net realized and unrealized gains - investments	(10,904)	(9,811)
Net realized and unrealized losses (gains) - other	690	(5,658)
Net foreign exchange losses (gains)	9,945	(3,956)

NET OPERATING (LOSS) INCOME	$(161,489)	$12,079

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,051,763	$1,209,309

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	(61.4)%	4.0%